UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

______________________________

Date of report (Date of earliest event reported): January 19, 2007

MERRILL MERCHANT BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street
Bangor, Maine 04401
(Address of principal executive offices) (Zip Code)

(207) 942-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merrill Merchants Bancshares, Inc. (NASDAQ: MERB), the holding company of Merrill Merchants Bank, and Chittenden Corporation (NYSE: CHZ) jointly announced on January 19, 2007 the execution of a definitive agreement pursuant to which Chittenden Corporation will acquire Merrill Merchant Bancshares, Inc. in exchange for cash and stock valued at approximately $111.4 million. Following the completion of the transaction, Merrill Merchants Bank will operate as a separate unit of Chittenden Corporation, maintaining its name and senior management team.

Under the terms of the agreement, shareholders of Merrill Merchants Bancshares, Inc. will be entitled to receive either cash or shares of Chittenden common stock, subject to election and allocation procedures which are intended to ensure that, in aggregate, 40% of the Merrill Merchants Bancshares, Inc. common stock outstanding is converted into the right to receive cash of $31.00 per share and 60% is converted into the right to receive Chittenden Corporation common stock at a fixed exchange of 1.02 shares of Chittenden Corporation common stock for each share of Merrill Merchants Bancshares, Inc. Merrill Merchants Bancshares, Inc. stock options will be cashed out for the in-the-money value of such options.

Consummation of the merger is subject to a number of customary conditions, including, but not limited to (i) the approval of the Agreement by Merrill Merchants Bancshares, Inc.’s shareholders, (ii) the receipt of approval from the Board of Governors of the Federal Reserve System, the Maine Superintendent of Banks, and the Massachusetts Board of Bank Incorporation, and (iii) notification of the Vermont Department of Banking, Insurance, Securities and Healthcare Administration.

For additional information, reference is made to the press release dated January 19, 2007 included as Exhibit 99.1 and incorporated herein by reference, the investor presentation dated January 19, 2007 included as Exhibit 99.2 and incorporated herein by reference, and to the memo to Merrill Merchants Bancshares, Inc. employees dated January 19, 2007 included as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger between Chittenden Corporation and Merrill Merchants Bancshares, Inc., dated as of January 19, 2007
99.1	Press Release dated January 19, 2007
99.2	Investor Presentation dated January 19, 2007
99.3	Employee Memo dated January 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL MERCHANTS BANCSHARES, INC.

By:	/s/ Edwin N. Clift
Name:	Edwin N. Clift
Title:	Chairman and Chief Executive Officer

Date: January 19, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger between Chittenden Corporation and Merrill Merchants Bancshares, Inc., dated as of January 19, 2007
99.1	Press Release dated January 19, 2007
99.2	Investor Presentation dated January 19, 2007
99.3	Employee Memo dated January 19, 2007